PROMISSORY NOTE


Wenatchee, Washington                                  Date:  September 1, 1996
Amount:  $100,000

FOR VALUE RECEIVED, TELEVAR NORTHWEST, INC, a Washington Corporation
(the "Company") a subsidiary of Jungle Street, Inc., a Utah Corporation "Maker" promises to pay Robert Smith "Holder," or order, the principal sum of One Hundred Thousand Dollars and no/100 ($100,000) in lawful money of the United States of America, on the following terms and conditions:

1.   PAYMENT OF THE NOTE:

     The principal amount of this note amounting to $100,000 is due and payable on January 31, 1997. Interest at the rate of 18% per annum is due and payable on the first of each month, beginning with October 1, 1996.

2.   OPTION:

     Holder shall have an option, exercisable in writing, until June 30, 1997 to purchase common stock of the Company at a price of $ 1.00 per share.

3.   RIGHT OF PREPAYMENT:

     Maker shall have the right to prepay the unpaid principal in whole or in part at any time without penalty.

4.   NOTICES:

     All notices, demands, requests, consents, approvals, and other instruments required or permitted to be given shall be in writing and shall be deemed to have been properly given if sent by registered or certified mail, postage prepaid, return receipt requested, to the address set forth below:

          a.   To Maker:      Televar Northwest, Inc.
                              Attn: Mark Hamilton, President
                              215 Yakima Street
                              Wenatchee, WA  98801

          b.   To Holder:     Robert Smith
                              20008 Grand Ave., #201
                              Everett, WA 98201

     Provided, however, that such address may be changed upon five (5) days written notice thereof similarly given to the other party. Such notice, demand, request, consent, approval and other instrument shall have been deemed to have been served on the third
(3rd) day following the date of mailing.

5.   DEFAULT:

     If default be made in the payment of any installment when due, then, at the option of the Holder of this Note, without prior written notice, the entire indebtedness hereby represented shall become immediately due and payable, time being of the essence hereof. As long as this Note is in default, then at the option of the Holder hereof, without prior written notice, this Note shall bear interest at the rate of Eighteen percent (18%) per annum until Note has been paid in full.

6.   COLLECTION COSTS AND ATTORNEY'S FEES:

     Maker promises to pay all actual costs and fees incurred by the Holder in the event payment is not made when due. Maker further promises that if foreclosure proceedings, or any other action is instituted to collect this Note or any part hereof, Maker will pay, in addition to costs and disbursements, a reasonable sum as attorney's fees.

7.   VENUE:

     At the option of the Holder, venue of any action hereunder shall be Chelan County, State of Washington.

8.   WAIVER OF DEMAND:

     Maker (and any endorser) hereby waives demand, presentment, protest, or notice of any kind, and expressly agrees that if this Note or any payment due hereunder may be extended, any such extension shall in no way impair the liability of Maker.

9.   SECURITY:

     This Note is secured by the full faith and promise of the Maker, Televar, Inc.

ACCEPTED AND APPROVED AS TO FORM:

HOLDER:                                 MAKER:
Robert Smith                            Televar, Inc.
20008 Grand Ave., #201
Everett, WA 98201                       By   /s/
                                          -------------------------------------
                                          Charles D. DeJong, CEO

By  /s/                                 By  /s/
  --------------------------------        -------------------------------------
  Robert Smith                            Mark D. Hamilton, President

WITNESS:  /s/                           WITNESS:  /s/
        --------------------------              -------------------------------
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